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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         April 30, 2001
                                                --------------------------------

                         BAY VIEW CAPITAL CORPORATION
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            (Exact name of registrant as specified in its charter)

         Delaware                  001-14879                     94-3078031
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(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)

1840 Gateway Drive, San Mateo, California                           94404
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 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code        (650) 312-7200
                                                  ------------------------------

                                      N/A
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        (Former name and former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

     In connection with the previously announced rights offering of Bay View Capital Corporation (the "Company"), the procedures for participants of The Depository Trust Corporation (the "DTC") have been changed. Over-subscription rights cannot be exercised through the DTC. Instead, a holder of basic subscription rights who exercises such rights through DTC and who wishes to exercise the corresponding over-subscription rights must do so as follows:

     . Such holder must execute and deliver to Mellon Investor Services LLC, acting on behalf of Mellon Bank, N.A., the subscription agent of the rights offering, at or prior to the expiration of the subscription period, a Nominee Holder Certification form specifying the number of shares as to which the over-subscription right is being exercised;

     . Such holder must pay to Mellon Investor Services LLC on behalf of the subscription agent the appropriate subscription price for the number of shares for which the over-subscription privilege is exercised by the expiration of the subscription period; and

     . Such holder must provide the subscription agent with such other information as DTC or the subscription agent may request.

Copies of the Nominee Holder Certification form may be obtained from Mellon Investor Services LLC, the information agent of the rights offering, by calling
(800) 737-9864. The expiration of the subscription period is 5:00 p.m., New York City time, on May 14, 2001, unless extended by the Company.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Bay View Capital Corporation
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                                                       (Registrant)

Date           April 30, 2001           By:        /s/ Douglas J. Wallis
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                                                        (Signature)
                                                   Douglas J. Wallis
                                                   Executive Vice President,
                                                   General Counsel and Secretary